                                 AIM AGGRESSIVE
                                  GROWTH FUND

[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT                 APRIL 30, 1999


                                  [COVER IMAGE]

                                [COVER IMAGE]

                      -----------------------------------

                   SUNFLOWERS IN THE FIELD by Eric Isenburger

             Sunflowers are among the fastest-growing plants in the

               botanical kingdom. They come in many varieties, and

           flourish in a wide range of soils and climates. We believe the dynamic sunflower reflects the attributes of the diverse,

               rapidly growing and fundamentally strong companies

                 we seek to own in AIM Aggressive Growth Fund.

                      -----------------------------------

AIM Aggressive Growth Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of small-company stocks which management believes will have earnings growth in excess of the general economy.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Aggressive Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the fund's performance is computed at net asset value without a sales charge. Had the advisor not absorbed fund expenses in the past, total returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and fund expenses.
o Because Class B and C shares have been offered for less than one year, total return provided is cumulative total return that has not been annualized
o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o Market volatility can significantly affect short-term performance. Results of an investment made today may differ substantially from the historical performance shown.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small Cap Funds Index represents an average of the performance of the 30 largest small-capitalization growth funds.

o The unmanaged Russell 2000 Index is generally considered representative of the performance of stocks of small-capitalization companies.

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks

o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

        AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT
       INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
         OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD
                        LOSE SOME OR ALL OF YOUR MONEY.

       This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                           AIM AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
   [PHOTO OF        many of your minds may be, "How will the year 2000 computer
  Charles T.        issue affect AIM and my investments?" We would like you to
    Bauer,          feel comfortable.
 Chairman of            During March and April, AIM participated in an
 the Board of       industrywide test that gave us a chance to see how our
   THE FUND         technology systems might be affected by the changeover to
 APPEARS HERE]      the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

                      -----------------------------------

                         THE FINANCIAL INDUSTRY HAS BEEN

                          SEEN AS A LEADER IN PLANNING

                            FOR YEAR 2000 CONCERNS.

                      -----------------------------------

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer

Chairman

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                           AIM AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

SMALL-CAP STOCK REBOUND BOOSTS
FUND PERFORMANCE

SMALL-CAP STOCKS MADE A COMEBACK DURING THE REPORTING PERIOD. HOW DID AIM AGGRESSIVE GROWTH FUND PERFORM?
An upswing in the performance of small-cap stocks enabled the fund to post impressive gains for the six-month period ended April 30, 1999. Excluding sales charges, cumulative total return for Class A shares was 16.84%. That beat the 15.16% total return for the Russell 2000 Index and the 14.75% gain for the Lipper Small Cap Funds Index.

================================================================================
TOTAL RETURNS
--------------------------------------------------------------------------------
Six Months ended 4/30/99, excluding sales charges

CLASS A SHARES                     16.84%

RUSSELL 2000 INDEX                 15.16%

LIPPER SMALL CAP FUNDS INDEX       14.75%
================================================================================

WHAT WERE SOME OF THE KEY TRENDS IN THE STOCK MARKET?
The venerable Dow Jones Industrial Average (the Dow) achieved a milestone on March 29, 1999, when it closed above the 10,000 mark for the first time. However, this record-setting performance masked a very narrow market. The stocks of a handful of extremely large firms--the so-called "mega-caps"--along with the equities of fledgling Internet companies, including several that have yet to realize a profit, outperformed other issues by a wide margin.
    In a world of economic uncertainty, exemplified by the Brazilian currency crisis in January, U.S. investors favored mega-cap stocks because of their relative safety and liquidity. Internet stocks were attractive because of the growth of the Web as a medium of commerce, communication and entertainment. Toward the end of the reporting period, however, relatively expensive mega-cap and Internet stocks lost some of their luster. Investors shifted their focus to mid- and small-cap stocks and to equities that were undervalued relative to the rest of the market.

HOW DID SMALL-CAP STOCKS FARE?
When the reporting period began, small-cap stocks were rebounding strongly following a steep decline that lasted several months. The recovery continued into 1999, before sustaining a significant setback in February when investors became concerned that the Federal Reserve Board (the Fed) might raise interest rates to slow strong economic growth and contain inflation. However, when it became evident that inflation was minimal and the Fed would likely leave interest rates unchanged for the near term, small-cap stocks rallied strongly in April.
    The rally in the small-cap market also tended to be relatively narrow. The strong showing of Internet stocks was responsible for a significant portion of the Russell 2000 Index's gains during the reporting period.

HOW WAS THE PORTFOLIO STRUCTURED AT THE END OF THE REPORTING PERIOD?
The fund had 255 holdings, about 50 fewer than at the beginning of the reporting period. We continued to sell the stocks of companies that failed to meet our earnings criteria and to focus on the stocks of companies we believe have strong, long-term growth potential.
    We focused on the technology and consumer-cyclical sectors. As of April 30, 1999, technology and consumer cyclical stocks composed about 38% and 25% of the portfolio, respectively. Both these figures represent slight increases from the outset of the reporting period.

HOW DID TECHNOLOGY STOCKS PERFORM?
The performance of technology stocks, stellar in 1998, fell off in the initial months of 1999 as investors shifted their focus to other sectors. Many Internet companies did not meet our earnings criteria for ownership of their stocks. They had no earnings. Moreover, in some instances, their market capitalizations quickly reached the point at which they no longer qualified for inclusion in a fund that invests primarily in smaller companies.
    Still, we were able to find plenty of technology companies with attractive, long-term growth prospects. Alpha Industries, the fund's top holding, sells integrated circuits that send and receive radio frequencies to a variety of customers, including wireless telephone manufacturers. The company's net income has soared over the past year.
    The fund also benefited from owning the stocks of SDL, which sells semiconductor laser-pump modules to operators of fiber-optic, cable-television and satellite-communication networks; Comverse Technology, a manufacturer of enhanced telecommunications systems; and QLogic, which makes integrated circuits and adapter boards for connecting peripheral devices to computers.

WHERE WAS YOUR FOCUS IN THE CONSUMER-CYCLICAL SECTOR?
Our emphasis was on retail stocks. Low unemployment, rising wages and minimal inflation meant healthy consumer spending. That was great news for the nation's retailers,

                      -----------------------------------

                         WE CONTINUE TO BE UPBEAT ABOUT

                           THE LONG-TERM PROSPECTS FOR

                               SMALL-CAP STOCKS.

                      -----------------------------------


          See important fund and index disclosures inside front cover.


                           AIM AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets
TOTAL NUMBER OF HOLDINGS: 255

====================================================================================================================
TOP 10 EQUITY HOLDINGS                                                 TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------------------
    1. Alpha Industries, Inc.                     1.28%      1. Computer (Software & Services)                9.58%
    2. SDL, Inc.                                  1.10       2. Electronics (Semiconductors)                  6.69
    3. Knight/Trimark Group, Inc.-Class A         1.08       3. Retail (Specialty-Apparel)                    5.67
    4. Heftel Broadcasting Corp.                  0.98       4. Retail (Specialty)                            4.88
    5. Comverse Technology, Inc.                  0.97       5. Services (Data Processing)                    4.37
    6. CDW Computer Centers, Inc.                 0.93       6. Health Care (Medical Products & Supplies)     4.02
    7. AnnTaylor Stores Corp.                     0.86       7. Communications Equipment                      3.81
    8. Waters Corp.                               0.85       8. Services (Commercial & Consumer)              3.69
    9. QLogic Corp.                               0.84       9. Computers (Peripherals)                       3.33
   10. Wet Seal, Inc.-Class A                     0.82      10. Health Care (Specialized Services)            3.30


The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
====================================================================================================================

================================================================================
RESULTS OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
5/1/84-4/30/99, including sales charges


AIM Aggressive Growth Fund             $78,136
Russell 2000 Index                     $54,812
Lipper Small Cap Funds Index           $53,318

Past performance cannot guarantee comparable future results.

Your fund's total return includes sales charges, expenses and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
================================================================================

particularly for discounters and specialty chains. Many of the nation's retailers also benefited from more efficient management. Companies are focusing on reducing excess inventory levels in a more cost-effective manner and cutting expenses. Coupled with strong sales, this has increased the earnings growth for many retailers.
    Retail stocks that performed well for the fund included AnnTaylor Stores, which sells upscale women's clothing at more than 320 stores in 40 states. The company recently raised its earnings estimates for the quarter ended April 30. Other retail stocks in the portfolio included CDW Computer Centers, which sells more than 46,000 computer products, and The Wet Seal, a casual-clothing outlet with more than 450 stores in the United States and Puerto Rico.

WHAT OTHER STOCKS DID YOU LIKE?
Other stocks that have performed very well for the fund include Knight/Trimark, a securities broker that has established a significant online trading presence, and Heftel Broadcasting, a Spanish-language broadcasting company.

WHAT IS YOUR OUTLOOK?
We continue to be upbeat about the long-term prospects of small-cap stocks. Many smaller companies are enjoying greater earnings growth than their larger counterparts. Moreover, most smaller companies transact the majority of their business in the United States and are thus less susceptible to downturns in foreign markets. The strong economic growth in the United States could bode well for the continued profitability of many smaller companies.
    Additionally, small-cap stocks remain favorably priced in comparison to large-cap issues. That could continue to make them attractive to investors.
    One ominous development was the dramatic and unexpected rise of the inflation rate in April, which was disclosed after the reporting period ended. For several years, inflation and interest rates have been low. If inflation resurfaces as a threat, the Fed may raise interest rates, and that could have a negative effect on stock performance.
    Regardless of economic trends, we will strive to select the stocks of smaller companies with outstanding growth prospects for inclusion in the fund's portfolio.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

For periods ended 3/31/99, most recent calendar quarter end, including sales charges

CLASS A SHARES

Inception (5/1/84)                 14.51%
      10 Years                     18.77
      5 Years                      14.36
      1 Year                      -16.64*

*-11.77% excluding sales charges

CLASS B SHARES

Inception (3/1/99)                 -1.68%*

*3.32% excluding CDSC

CLASS C SHARES

Inception (3/1/99)                  2.34%*

*3.34% excluding CDSC


For periods ended 4/30/99, close of the reporting period, including sales charges

CLASS A SHARES

Inception (5/1/84)                 14.69%
      10 Years                     18.41
      5 Years                      14.74
      1 Year                      -14.77*

*-9.81% excluding sales charges

CLASS B SHARES

Inception (3/1/99)                  1.98%*

*6.98% excluding CDSC

CLASS C SHARES

Inception (3/1/99)                  5.98%*

*6.98% excluding CDSC
================================================================================

          See important fund and index disclosures inside front cover.

                           AIM AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

TIME FOR A FINANCIAL TUNE-UP?
GET HELP FROM YOUR FINANCIAL CONSULTANT

Keeping track of your investment may require more than just glancing at its total value. If you haven't checked the asset allocation of your portfolio in a while, you should. It may look different now.

OUT OF BALANCE

Say you invested $50,000 in equity funds and $50,000 in fixed-income funds on December 31, 1993, and simply reinvested your income and capital-gains distributions for five years, making no new investments or withdrawals. (For this example, we're using the S&P 500 Index and Lehman Aggregate Bond Index as indicators of stock and bond performance.*) During those five years, stocks produced an average annual total return of 24.05%, while bonds grew only 7.27% per year on average. As a result, you'd have $146,890 in stock funds and $71,028 in bond funds for a 67/33 allocation on December 31, 1998. If you wanted to bring your allocation back into balance, you'd need to shift
$37,931 from stock to fixed-income funds.

TAX CONSEQUENCES

One way to rebalance is to shift your assets among different funds: selling equity shares and moving the proceeds into your fixed-income funds. But keep in mind that this step may trigger tax consequences, since the movement of shares from one fund to another represents the sale of a security.
    Alternatively, you can let your asset allocation change gradually by altering the proportions of your new investments. Simply raise the amount you invest in fixed-income funds and lower the amount going into equity funds.

TAX-SHELTERED PLANS

Rebalancing within a tax-sheltered plan, such as a 401(k) or IRA, makes even more sense, since there are no tax consequences for selling and buying new shares.

PERIODIC CHECK-UPS

The key allocation to watch is your overall stock and fixed-income mix. It's that mix that will have the biggest influence on your risk and return. However, rebalancing doesn't mean fiddling constantly with your account or attempting to time the market by moving money around to chase the hottest sectors. It simply means revisiting your portfolio periodically to make sure it's still right for you. Your financial consultant should be able to help you determine if your current portfolio composition is meeting your short- and long-term financial goals. That's why we recommend regular visits with your consultant as a way to keep an eye on your nest egg.

YOU AND YOUR FINANCIAL CONSULTANT

Once a year, you and your financial consultant should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial consultants.


TIME AND MARKETS SHIFT BALANCE

Market performance can affect the allocation of a portfolio. This example illustrates an initial investment of $50,000 in equity funds and $50,000 in bond funds. Five years later, the assets have shifted to $146,890 in stock funds and $71,028 in bond funds, due to the strong performance of the stock market.

================================================================================
             12/31/93             12/31/98
--------------------------------------------------------------------------------
           50% STOCK FUNDS    67% STOCK FUNDS
            50% BOND FUNDS    33% BONDS FUNDS
================================================================================


*The Lehman Aggregate Bond Index is an unmanaged index generally considered representative of corporate debt securities. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends. An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.



                           AIM AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


    Financial consultants can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. A consultant who knows you well and understands your needs can make all the difference in your financial future. He or she can
o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o   suggest an investment portfolio that can handle changing market conditions;
    and
o   help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION

Your consultant needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial consultants take investor education seriously, so take advantage of their store of knowledge and materials.
        The Forum for Investor Advice suggests that you discuss the following with your financial consultant:
o   changes in the financial markets
o   changes in your goals and current situation
o   retirement plans
o   estate planning
o   outlook for the markets
    Take along our checklist (right) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial consultant can keep you moving toward your goals, especially when your life circumstances or financial needs change.


CONSULTATION CHECKLIST

WHAT TO BRING:

o A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds
o   A list of all your expenses, including likely future expenses
o A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:

o   How can I estimate what my goals will cost?
o   How much money do I need to invest, and how often?
o   How many different kinds of investments do I need?
o   How do I determine my risk tolerance?
o   What are the possible risks of the investments you've suggested?
o What effect will these investments have on my taxes? What forms will I need to file?
o   How often do I need to revise my plan?
o   How will I know how my investments are doing?
o   How can I make changes to my plan?
o   What kinds of communication will I get from you?
o   Where can I get more information on what we've talked about?
o   What do I need to do after this meeting?


                                    [PHOTO]

                           AIM AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS-96.20%

AIR FREIGHT-0.37%

Expeditors International of
  Washington, Inc.                     150,000   $    9,093,750
---------------------------------------------------------------

AIRLINES-1.21%

Alaska Air Group, Inc.(a)              100,000        4,406,250
---------------------------------------------------------------
Atlantic Coast Airlines
  Holdings(a)                          400,000       12,350,000
---------------------------------------------------------------
Ryanair Holdings plc-ADR(a)
  (Ireland)                            300,000       13,425,000
---------------------------------------------------------------
                                                     30,181,250
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.14%

Gentex Corp.(a)                        500,000       15,031,250
---------------------------------------------------------------
Meritor Automotive, Inc.               250,000        5,296,875
---------------------------------------------------------------
Tower Automotive, Inc.(a)              350,000        8,050,000
---------------------------------------------------------------
                                                     28,378,125
---------------------------------------------------------------

BANKS (REGIONAL)-3.04%

Bank United Corp.-Class A              325,000       13,121,875
---------------------------------------------------------------
Centennial Bancorp(a)                  275,000        3,523,438
---------------------------------------------------------------
Centura Banks, Inc.                    100,000        5,956,250
---------------------------------------------------------------
Community First Bankshares, Inc.       500,000       10,218,750
---------------------------------------------------------------
First Republic Bank(a)                 300,000        7,725,000
---------------------------------------------------------------
Provident Bankshares Corp.             220,500        5,484,938
---------------------------------------------------------------
Southwest Bancorp. of Texas,
  Inc.(a)                              675,600       11,400,750
---------------------------------------------------------------
Trustmark Corp.                        500,000       10,562,500
---------------------------------------------------------------
Westamerica Bancorp                    225,000        7,509,374
---------------------------------------------------------------
                                                     75,502,875
---------------------------------------------------------------

BIOTECHNOLOGY-0.34%

IDEXX Laboratories, Inc.(a)            250,000        5,656,250
---------------------------------------------------------------
Pharmaceutical Product
  Development, Inc.(a)                 100,000        2,912,500
---------------------------------------------------------------
                                                      8,568,750
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.98%

Heftel Broadcasting Corp.(a)           450,000       24,468,750
---------------------------------------------------------------
BUILDING MATERIALS-0.81%
Elcor Corp.                            300,000       11,587,500
---------------------------------------------------------------
NCI Building Systems, Inc.(a)          200,000        4,812,500
---------------------------------------------------------------
Simpson Manufacturing Co.,
  Inc.(a)                               78,500        3,630,625
---------------------------------------------------------------
                                                     20,030,625
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.59%

OM Group, Inc.                         400,000       14,550,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.81%

ANTEC Corp.(a)                         300,000        8,137,500
---------------------------------------------------------------
Comverse Technology, Inc.(a)           375,000       24,046,874
---------------------------------------------------------------
Dycom Industries, Inc.(a)              311,700       14,240,794
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Harmonic Inc.(a)                       350,000   $   15,968,750
---------------------------------------------------------------
Polycom, Inc.(a)                       100,000        2,443,750
---------------------------------------------------------------
Proxim, Inc.(a)                        300,000       11,550,000
---------------------------------------------------------------
Uniphase Corp.(a)                      150,000       18,206,250
---------------------------------------------------------------
                                                     94,593,918
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.21%

Genesis Microchip Inc.(a)              175,000        3,631,250
---------------------------------------------------------------
National Instruments Corp.(a)          450,000       15,300,000
---------------------------------------------------------------
Visual Networks, Inc.(a)               400,000       11,225,000
---------------------------------------------------------------
                                                     30,156,250
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.22%

Emulex Corp.(a)                        300,000       13,237,500
---------------------------------------------------------------
International Network Services(a)      300,000       11,400,000
---------------------------------------------------------------
VeriSign, Inc.(a)                       50,000        5,750,000
---------------------------------------------------------------
                                                     30,387,500
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.33%

Cybex Computer Products Corp.(a)       350,000        6,650,000
---------------------------------------------------------------
DSP Communications, Inc.(a)            500,000       13,625,000
---------------------------------------------------------------
Jabil Circuit, Inc.(a)                 317,400       14,778,938
---------------------------------------------------------------
Network Appliance, Inc.(a)             250,000       12,578,124
---------------------------------------------------------------
QLogic Corp.(a)                        300,000       20,981,250
---------------------------------------------------------------
SanDisk Corp.(a)                       400,000        8,100,000
---------------------------------------------------------------
Xircom, Inc.(a)                        264,400        5,949,000
---------------------------------------------------------------
                                                     82,662,312
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-9.58%

American Management Systems,
  Inc.(a)                              175,000        6,015,625
---------------------------------------------------------------
Analytical Surveys, Inc.(a)            200,000        5,000,000
---------------------------------------------------------------
Avant! Corp.(a)                        500,000        6,750,000
---------------------------------------------------------------
AVT Corp.(a)                           375,000       10,195,313
---------------------------------------------------------------
Business Objects S.A.-ADR(a)
  (France)                             250,000        5,859,375
---------------------------------------------------------------
Check Point Software Technologies
  Ltd.(a) (Israel)                     300,000       10,575,000
---------------------------------------------------------------
Citrix Systems, Inc.(a)                350,000       14,875,000
---------------------------------------------------------------
Concord Communications, Inc.(a)        150,000        6,712,500
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)       400,000       18,925,000
---------------------------------------------------------------
Engineering Animation, Inc.(a)         201,600        2,998,800
---------------------------------------------------------------
Gemstar International Group
  Ltd.(a)                              150,000       15,806,250
---------------------------------------------------------------
InfoCure Corp.(a)                      200,000        5,262,500
---------------------------------------------------------------
ISS Group, Inc.(a)                     100,000        5,306,250
---------------------------------------------------------------
Jack Henry & Associates                125,000        4,125,000
---------------------------------------------------------------
Macromedia, Inc.(a)                    225,000        9,323,438
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Medical Manager Corp.(a)               300,000   $    8,550,000
---------------------------------------------------------------
Mercury Interactive Corp.(a)           300,000        8,456,250
---------------------------------------------------------------
Micromuse Inc.(a)                      200,000        6,887,500
---------------------------------------------------------------
QRS Corp.(a)                           101,700        5,593,500
---------------------------------------------------------------
Rational Software Corp.(a)             625,000       18,515,625
---------------------------------------------------------------
Sapient Corp.(a)                       100,000        6,275,000
---------------------------------------------------------------
ScanSource, Inc.(a)                    200,000        4,600,000
---------------------------------------------------------------
Transaction Systems Architects,
  Inc.-Class A(a)                      400,000       12,975,000
---------------------------------------------------------------
USWeb Corp.(a)                         475,000       10,657,813
---------------------------------------------------------------
Veritas Software Corp.(a)              200,000       14,200,000
---------------------------------------------------------------
Verity, Inc.(a)                        200,000        7,000,000
---------------------------------------------------------------
WebTrends Corp.(a)                     125,000        6,640,625
---------------------------------------------------------------
                                                    238,081,364
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.61%

Action Performance Companies,
  Inc.(a)                              150,000        5,081,250
---------------------------------------------------------------
Department 56, Inc.(a)                  88,200        2,386,912
---------------------------------------------------------------
Fossil, Inc.(a)                        250,000        7,687,500
---------------------------------------------------------------
                                                     15,155,662
---------------------------------------------------------------

CONSUMER FINANCE-0.44%

AmeriCredit Corp.(a)                   400,000        6,625,000
---------------------------------------------------------------
Doral Financial Corp.                  250,000        4,406,250
---------------------------------------------------------------
                                                     11,031,250
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.44%

Patterson Dental Co.(a)                300,000       10,818,750
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.73%

CommScope, Inc.(a)                     325,000        7,921,875
---------------------------------------------------------------
Cree Research, Inc.(a)                 250,000       10,500,000
---------------------------------------------------------------
Electro Scientific Industries,
  Inc.(a)                               75,000        2,859,375
---------------------------------------------------------------
Oak Industries, Inc.(a)                200,000        8,350,000
---------------------------------------------------------------
Pinnacle Systems, Inc.(a)              200,000       10,875,000
---------------------------------------------------------------
Sanmina Corp.(a)                       200,000       13,275,000
---------------------------------------------------------------
Sawtek Inc.(a)                         200,000        7,050,000
---------------------------------------------------------------
SLI, Inc.(a)                           135,000        3,704,063
---------------------------------------------------------------
Watsco, Inc.                           175,000        3,434,375
---------------------------------------------------------------
                                                     67,969,688
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.34%

Aeroflex Inc.(a)                       575,000        8,409,375
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-2.12%

Alpha Industries, Inc.(a)(b)           899,950       31,723,238
---------------------------------------------------------------
Waters Corp.(a)                        200,000       21,025,000
---------------------------------------------------------------
                                                     52,748,238
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-6.69%

American Xtal Technology, Inc.(a)      400,000        9,025,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Apex PC Solutions, Inc.(a)             225,000   $    3,740,625
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)        300,000       15,993,750
---------------------------------------------------------------
Burr-Brown Corp.(a)                    250,000        6,625,000
---------------------------------------------------------------
Dallas Semiconductor Corp.             175,000        7,437,500
---------------------------------------------------------------
Flextronics International Ltd.(a)      250,000       11,671,875
---------------------------------------------------------------
Micrel, Inc.(a)                        150,000        8,831,250
---------------------------------------------------------------
Microchip Technology, Inc.(a)          500,000       17,500,000
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    200,000       19,175,000
---------------------------------------------------------------
SDL, Inc.(a)                           250,000       27,312,500
---------------------------------------------------------------
Semtech Corp.(a)                       300,000        9,787,500
---------------------------------------------------------------
TranSwitch Corp.(a)                    250,000       11,000,000
---------------------------------------------------------------
Unitrode Corp.(a)                      500,000        8,843,750
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         200,000        9,262,500
---------------------------------------------------------------
                                                    166,206,250
---------------------------------------------------------------

ENTERTAINMENT-0.85%

Cinar Films Inc.-Class B(a)
  (Canada)                             121,000        2,525,875
---------------------------------------------------------------
SFX Entertainment, Inc.-Class
  A(a)                                 300,000       18,525,000
---------------------------------------------------------------
                                                     21,050,875
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.91%

Advanced Energy Industries,
  Inc.(a)                              206,100        5,706,394
---------------------------------------------------------------
Asyst Technologies, Inc.(a)            400,000        7,325,000
---------------------------------------------------------------
Brooks Automation, Inc.(a)             200,000        4,300,000
---------------------------------------------------------------
Credence Systems Corp.(a)              300,000        7,706,250
---------------------------------------------------------------
Kulicke & Soffa Industries,
  Inc.(a)                              225,000        5,146,874
---------------------------------------------------------------
Lam Research Corp.(a)                  400,000       12,600,000
---------------------------------------------------------------
Novellus Systems, Inc.(a)              100,000        4,725,000
---------------------------------------------------------------
                                                     47,509,518
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.87%

Insignia Financial Group, Inc.(a)      266,666        3,349,992
---------------------------------------------------------------
NCO Group, Inc.(a)                     200,000        6,525,000
---------------------------------------------------------------
SEI Investments Co.                    125,000       11,875,000
---------------------------------------------------------------
                                                     21,749,992
---------------------------------------------------------------

FOODS-0.55%

Earthgrains Co. (The)                  150,000        3,178,125
---------------------------------------------------------------
Hain Food Group, Inc. (The)(a)         375,000        6,703,125
---------------------------------------------------------------
United Natural Foods, Inc.(a)          150,000        3,768,750
---------------------------------------------------------------
                                                     13,650,000
---------------------------------------------------------------

FOOTWEAR-0.32%

K-Swiss Inc.                           190,200        7,988,400
---------------------------------------------------------------

GAMING-0.33%

Station Casinos, Inc.(a)               500,000        8,218,750
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.23%

Alpharma, Inc.-Class A                 495,834       14,627,102
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-(CONTINUED)

Biovail Corporation
  International(a) (Canada)            175,000   $    6,135,938
---------------------------------------------------------------
Medicis Pharmaceutical-Class A(a)      400,000        9,725,000
---------------------------------------------------------------
                                                     30,488,040
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.00%

Health Management Associates,
  Inc.-Class A(a)                      500,000        7,812,500
---------------------------------------------------------------
Province Healthcare Co.(a)             300,000        6,675,000
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                      200,000       10,362,500
---------------------------------------------------------------
                                                     24,850,000
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.74%

Express Scripts, Inc.-Class A(a)       250,000       18,406,250
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-4.02%

Henry Schein, Inc.(a)                  450,000       11,784,375
---------------------------------------------------------------
MiniMed, Inc.(a)                       300,000       18,750,000
---------------------------------------------------------------
Osteotech, Inc.(a)                     450,000       16,256,250
---------------------------------------------------------------
ResMed, Inc.(a)                        250,000        6,609,375
---------------------------------------------------------------
Sybron International Corp.(a)          500,000       13,843,750
---------------------------------------------------------------
Syncor International Corp.(a)          150,000        4,275,000
---------------------------------------------------------------
VISX, Inc.(a)                          100,000       12,875,000
---------------------------------------------------------------
Xomed Surgical Products, Inc.(a)       375,000       15,609,375
---------------------------------------------------------------
                                                    100,003,125
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-3.30%

Advance Paradigm, Inc.(a)              225,000       11,812,500
---------------------------------------------------------------
Capital Senior Living Corp.(a)          33,700          332,788
---------------------------------------------------------------
Covance, Inc.(a)                       200,000        4,387,500
---------------------------------------------------------------
First Consulting Group, Inc.(a)        300,000        3,450,000
---------------------------------------------------------------
Hooper Holmes, Inc.                    600,000        9,562,500
---------------------------------------------------------------
NCS HealthCare, Inc.-Class A(a)        500,000        6,500,000
---------------------------------------------------------------
OEC Medical Systems, Inc.(a)           200,000        4,737,500
---------------------------------------------------------------
Omnicare, Inc.                         600,000       14,437,500
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              625,000        7,734,374
---------------------------------------------------------------
Renal Care Group, Inc.(a)              300,000        6,262,500
---------------------------------------------------------------
Res-Care, Inc.(a)                      150,000        2,775,000
---------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                             125,000        3,375,000
---------------------------------------------------------------
Veterinary Centers of America,
  Inc.(a)                              500,000        6,562,500
---------------------------------------------------------------
                                                     81,929,662
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.14%

Penn Treaty American Corp.(a)          121,300        3,403,981
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.02%

Century Business Services,
  Inc.(a)                               46,600          559,200
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.76%

FPIC Insurance Group, Inc.(a)          300,000       13,500,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (PROPERTY-CASUALTY)-(CONTINUED)

HCC Insurance Holdings, Inc.           250,000   $    5,281,250
---------------------------------------------------------------
                                                     18,781,250
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.67%

Hambrecht & Quist Group(a)             475,000       16,743,750
---------------------------------------------------------------

INVESTMENT MANAGEMENT-1.49%

Affiliated Managers Group,
  Inc.(a)                              100,000        2,906,250
---------------------------------------------------------------
Eaton Vance Corp.                      316,100        7,211,031
---------------------------------------------------------------
Knight/Trimark Group, Inc.-Class
  A(a)                                 175,000       26,807,813
---------------------------------------------------------------
                                                     36,925,094
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.34%

Acclaim Entertainment, Inc.(a)         250,000        1,625,000
---------------------------------------------------------------
International Speedway
  Corp.-Class A                         50,000        2,575,000
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)          100,000        4,337,500
---------------------------------------------------------------
                                                      8,537,500
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.26%

Spartech Corp.                         275,000        6,531,250
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.39%

Astec Industries, Inc.(a)              251,400        9,741,750
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.67%

Daisytek International
  Corp.(a)(b)                        1,000,000       16,750,000
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.89%

Cal Dive International, Inc.(a)        200,000        6,400,000
---------------------------------------------------------------
Core Laboratories
  N.V.(a)(Netherlands)                 500,000        9,000,000
---------------------------------------------------------------
Global Industries Ltd.(a)              550,000        6,771,875
---------------------------------------------------------------
                                                     22,171,875
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.72%

Cabot Oil & Gas Corp.-Class A          250,000        4,375,000
---------------------------------------------------------------
Evergreen Resources, Inc.(a)           375,000        8,531,250
---------------------------------------------------------------
Stone Energy Corp.(a)                  150,000        5,090,625
---------------------------------------------------------------
                                                     17,996,875
---------------------------------------------------------------

PERSONAL CARE-0.64%

Steiner Leisure Ltd.(a)                500,000       15,875,000
---------------------------------------------------------------

PUBLISHING-0.62%

IDG Books Worldwide, Inc.-Class
  A(a)                                 400,000        8,650,000
---------------------------------------------------------------
Meredith Corp.                         185,500        6,805,531
---------------------------------------------------------------
                                                     15,455,531
---------------------------------------------------------------

RAILROADS-0.41%

MotivePower Industries, Inc.(a)        600,000       10,237,500
---------------------------------------------------------------

RESTAURANTS-1.56%

CEC Entertainment Inc.(a)              475,000       17,812,500
---------------------------------------------------------------
Foodmaker, Inc.(a)                     350,000        8,443,750
---------------------------------------------------------------
Papa John's International,
  Inc.(a)                              100,000        4,018,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RESTAURANTS-(CONTINUED)

Sonic Corp.(a)                         300,000   $    8,437,500
---------------------------------------------------------------
                                                     38,712,500
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.48%

Fastenal Co.                           250,000       11,937,500
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.93%

CDW Computer Centers, Inc.(a)          258,200       23,108,900
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.20%

Dollar Tree Stores, Inc.(a)            330,750       12,072,375
---------------------------------------------------------------
Family Dollar Stores, Inc.             350,000        8,443,750
---------------------------------------------------------------
99 Cents Only Stores(a)                200,081        9,428,817
---------------------------------------------------------------
                                                     29,944,942
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.11%

Wild Oats Markets Inc.(a)              100,000        2,768,750
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.29%

DM Management Company(a)               300,000        7,125,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-4.88%

BOWLIN Outdoor Advertising &
  Travel Centers Inc.(a)(b)            250,000        1,656,250
---------------------------------------------------------------
Casey's General Stores, Inc.           200,000        2,650,000
---------------------------------------------------------------
Cheap Tickets, Inc.(a)                  75,000        2,887,500
---------------------------------------------------------------
Claire's Stores, Inc.                  400,000       13,250,000
---------------------------------------------------------------
Cost Plus Inc.(a)                      300,000       10,575,000
---------------------------------------------------------------
CSK Auto Corp.(a)                      220,000        5,500,000
---------------------------------------------------------------
Finish Line, Inc. (The)-Class
  A(a)                                 500,000        7,531,250
---------------------------------------------------------------
Footstar, Inc.(a)                      281,500        9,518,219
---------------------------------------------------------------
Hibbett Sporting Goods,
  Inc.(a)(b)                           376,000       10,269,500
---------------------------------------------------------------
Linens 'N Things, Inc.(a)              400,000       18,300,000
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           325,000       14,868,750
---------------------------------------------------------------
Rent-A-Center, Inc.(a)                 350,000       10,850,000
---------------------------------------------------------------
Rent-Way, Inc.(a)                      300,000        8,175,000
---------------------------------------------------------------
Tuesday Morning Corp.(a)               268,600        5,237,700
---------------------------------------------------------------
                                                    121,269,169
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-5.67%

Abercrombie & Fitch Co.-Class
  A(a)                                 200,000       19,025,000
---------------------------------------------------------------
American Eagle Outfitters,
  Inc.(a)                              259,075       19,365,855
---------------------------------------------------------------
AnnTaylor Stores Corp.(a)              450,000       21,375,000
---------------------------------------------------------------
Buckle, Inc. (The)(a)                  650,000       15,193,750
---------------------------------------------------------------
Children's Place Retail Stores,
  Inc. (The)(a)                        250,000        9,062,500
---------------------------------------------------------------
Goody's Family Clothing, Inc.(a)       275,000        2,475,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         700,000       19,162,500
---------------------------------------------------------------
Pacific Sunwear of California(a)       400,000       14,837,500
---------------------------------------------------------------
Wet Seal, Inc.-Class A(a)              500,000       20,375,000
---------------------------------------------------------------
                                                    140,872,105
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SAVINGS & LOAN COMPANIES-0.32%

Queens County Bancorp Inc.             225,000   $    7,903,125
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-2.09%

Abacus Direct Corp.(a)                 100,000        7,400,000
---------------------------------------------------------------
Acxiom Corp.(a)                        350,000        8,837,500
---------------------------------------------------------------
Forrester Research, Inc.(a)            249,000        8,466,000
---------------------------------------------------------------
Healthworld Corp.(a)                   250,000        3,875,000
---------------------------------------------------------------
Market Facts, Inc.(a)                  375,000       11,437,500
---------------------------------------------------------------
Metris Companies Inc.                  150,000        9,168,750
---------------------------------------------------------------
Professional Detailing, Inc.(a)        100,000        2,875,000
---------------------------------------------------------------
                                                     52,059,750
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-3.69%

Bright Horizons Family Solutions,
  Inc.(a)                              260,000        5,590,000
---------------------------------------------------------------
Cerner Corp.(a)                        300,000        5,100,000
---------------------------------------------------------------
Championship Auto Racing Teams,
  Inc.(a)                              100,000        3,081,250
---------------------------------------------------------------
Copart, Inc.(a)                        300,000        5,437,500
---------------------------------------------------------------
Education Management Corp.(a)          125,000        2,492,188
---------------------------------------------------------------
G & K Services, Inc.-Class A           100,000        4,675,000
---------------------------------------------------------------
Iron Mountain, Inc.(a)                 150,000        4,171,875
---------------------------------------------------------------
Metzler Group, Inc.(a)                 295,000        8,223,125
---------------------------------------------------------------
MSC Industrial Direct Co.,
  Inc.-Class A(a)                      300,000        6,468,750
---------------------------------------------------------------
Provant, Inc.(a)                       250,000        4,500,000
---------------------------------------------------------------
Regis Corp.                            450,000       11,531,250
---------------------------------------------------------------
Ritchie Bros. Auctioneers Inc.(a)
  (Canada)                             155,100        5,418,806
---------------------------------------------------------------
Stewart Enterprises, Inc.-Class A      400,000        7,950,000
---------------------------------------------------------------
Strayer Education, Inc.                330,500       11,443,563
---------------------------------------------------------------
Sylvan Learning Systems, Inc.(a)       225,000        5,653,125
---------------------------------------------------------------
                                                     91,736,432
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.93%

Ciber, Inc.(a)                         212,000        4,001,500
---------------------------------------------------------------
Critical Path, Inc.(a)                  50,000        4,975,000
---------------------------------------------------------------
Insight Enterprises, Inc.(a)           675,000       18,225,000
---------------------------------------------------------------
Safeguard Scientifics, Inc.(a)         100,000        8,100,000
---------------------------------------------------------------
SunGard Data Systems Inc.(a)           400,000       12,775,000
---------------------------------------------------------------
                                                     48,076,500
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-4.37%

Affiliated Computer Services,
  Inc.(a)                              300,000       11,475,000
---------------------------------------------------------------
CheckFree Holdings Corp.(a)            250,000       12,000,000
---------------------------------------------------------------
Concord EFS, Inc.(a)                   475,000       15,853,125
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                              500,000       19,312,500
---------------------------------------------------------------
FactSet Research Systems, Inc.         150,000        6,993,750
---------------------------------------------------------------
Lason Holdings, Inc.(a)                125,000        4,945,313
---------------------------------------------------------------
MedQuist, Inc.(a)                      350,000       11,987,500
---------------------------------------------------------------
National Computer Systems, Inc.        450,000       12,600,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)

NOVA Corp.(a)                          514,500   $   13,377,000
---------------------------------------------------------------
                                                    108,544,188
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.41%

Select Appointments Holding-ADR (United
  Kingdom)                               400,000     10,150,000
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.65%

Cornell Corrections, Inc.(a)           200,000        4,025,000
---------------------------------------------------------------
Tetra Tech, Inc.(a)                    500,000       12,093,750
---------------------------------------------------------------
                                                     16,118,750
---------------------------------------------------------------

SPECIALTY PRINTING-0.55%

Consolidated Graphics, Inc.(a)          56,800        2,421,100
---------------------------------------------------------------
Valassis Communications, Inc.(a)       200,000       11,200,000
---------------------------------------------------------------
                                                     13,621,100
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.92%

Amdocs Limited(a)                      400,000       10,750,000
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        400,000       12,150,000
---------------------------------------------------------------
                                                     22,900,000
---------------------------------------------------------------
TEXTILES (APPAREL)-0.91%

Quicksilver, Inc.(a)                   525,000       13,945,313
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TEXTILES (APPAREL)-(CONTINUED)

Tommy Hilfiger Corp.(a)                125,000   $    8,734,375
---------------------------------------------------------------
                                                     22,679,688
---------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.49%

Mohawk Industries, Inc.(a)             375,000       12,093,750
---------------------------------------------------------------

TRUCKERS-0.55%

M.S. Carriers, Inc.(a)                 100,000        3,187,500
---------------------------------------------------------------
Swift Transportation Co., Inc.(a)      565,050       10,382,794
---------------------------------------------------------------
                                                     13,570,294
---------------------------------------------------------------

WASTE MANAGEMENT-0.06%

KTI, Inc.(a)(b)                        150,000        1,500,000
---------------------------------------------------------------
    Total Common Stocks (Cost
      $1,629,892,346)                             2,391,242,293
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
REPURCHASE AGREEMENT-3.83%(C)

Dean Witter Reynolds, Inc.,
  4.93%, 05/03/99(d) (Cost
  $95,240,448)                     $95,240,448       95,240,448
---------------------------------------------------------------
TOTAL INVESTMENTS-100.03%                         2,486,482,741
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.03%)                                       (696,290)
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,485,786,451
===============================================================

Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Funds's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Co. Act of 1940) of that issuer. The aggregate market value of affiliated issuers as of 04/30/99 was $60,398,988 which represented 2.43% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 04/30/99 with a maturing value of $300,123,250. Collateralized by $316,962,000 U.S. Government obligations, 0% to 7.55% due 07/01/99 to 04/15/30 with an aggregate market value at 04/30/99 of $306,001,331.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $1,725,132,794)                         $2,486,482,741
--------------------------------------------------------
Receivables for:
  Investments sold                            26,129,327
--------------------------------------------------------
  Capital stock sold                           3,191,653
--------------------------------------------------------
  Dividends and interest                         177,500
--------------------------------------------------------
Investment for deferred compensation
  plan                                            53,395
--------------------------------------------------------
Other assets                                     131,525
--------------------------------------------------------
    Total assets                           2,516,166,141
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       11,526,518
--------------------------------------------------------
  Capital stock reacquired                    15,995,299
--------------------------------------------------------
  Deferred compensation                           53,395
--------------------------------------------------------
Accrued advisory fees                          1,302,027
--------------------------------------------------------
Accrued administrative services fees               9,658
--------------------------------------------------------
Accrued distribution fees                        781,147
--------------------------------------------------------
Accrued directors' fees                            6,967
--------------------------------------------------------
Accrued transfer agent fees                      360,118
--------------------------------------------------------
Accrued operating expenses                       344,561
--------------------------------------------------------
    Total liabilities                         30,379,690
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $2,485,786,451
--------------------------------------------------------

NET ASSETS:

Class A                                   $2,478,231,953
========================================================
Class B                                   $    5,987,580
========================================================
Class C                                   $    1,566,918
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 53,289,705
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                    128,945
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                     33,744
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        46.50
--------------------------------------------------------
  Offering price per share:
    (Net asset value of $46.50 / 94.50%)  $        49.21
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        46.44
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        46.44
========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1999
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $1,500 foreign
  withholding tax)                         $  1,452,598
-------------------------------------------------------
Interest                                      2,909,760
-------------------------------------------------------
    Total investment income                   4,362,358
-------------------------------------------------------

EXPENSES:

Advisory fees                                 8,618,890
-------------------------------------------------------
Administrative services fees                     46,826
-------------------------------------------------------
Custodian fees                                  115,056
-------------------------------------------------------
Directors' fees                                  11,182
-------------------------------------------------------
Distribution fees-Class A                     3,394,098
-------------------------------------------------------
Distribution fees-Class B                         4,351
-------------------------------------------------------
Distribution fees-Class C                         1,206
-------------------------------------------------------
Transfer agent fees-Class A                   2,304,396
-------------------------------------------------------
Transfer agent fees-Class B                       1,657
-------------------------------------------------------
Transfer agent fees-Class C                         373
-------------------------------------------------------
Other                                           401,820
-------------------------------------------------------
    Total expenses                           14,899,855
-------------------------------------------------------
Less: Expenses paid indirectly                  (31,188)
-------------------------------------------------------
    Net expenses                             14,868,667
-------------------------------------------------------
Net investment income (loss)                (10,506,309)
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                228,159,614
-------------------------------------------------------
Net unrealized appreciation of investment
  securities                                209,355,102
-------------------------------------------------------
         Net gain from investment
           securities                       437,514,716
-------------------------------------------------------
Net increase in net assets resulting from
  operations                               $427,008,407
-------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1999 AND THE YEAR ENDED OCTOBER 31, 1998 (UNAUDITED)

                                                                APRIL, 30       OCTOBER 31,
                                                                   1999             1998
                                                              --------------   --------------
OPERATIONS:

  Net investment (loss)                                       $  (10,506,309)  $  (21,818,881)
---------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures and
    option contracts                                             228,159,614       22,492,829
---------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and futures contracts                             209,355,102     (542,787,104)
---------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
      operations                                                 427,008,407     (542,113,156)
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains-
  Class A                                                        (25,067,104)    (135,730,479)
---------------------------------------------------------------------------------------------
Share transactions--net
  Class A                                                       (561,479,830)    (548,376,018)
---------------------------------------------------------------------------------------------
  Class B                                                          5,784,062               --
---------------------------------------------------------------------------------------------
  Class C                                                          1,503,260               --
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (152,251,205)  (1,226,219,653)
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,638,037,656    3,864,257,309
---------------------------------------------------------------------------------------------
  End of period                                               $2,485,786,451   $2,638,037,656
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,506,788,446   $2,060,980,954
---------------------------------------------------------------------------------------------
  Undistributed net investment (loss)                            (10,624,277)        (117,968)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, futures and option contracts                     228,272,335       25,179,825
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                            761,349,947      551,994,845
---------------------------------------------------------------------------------------------
                                                              $2,485,786,451   $2,638,037,656
=============================================================================================

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1999
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares, and Class C shares. Class B shares and Class C shares commenced sales on March 1, 1999. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-- Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and are paid annually.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Transactions--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $150 million.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1999, AIM was reimbursed $46,826 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1999, AFS was paid $1,071,426 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999 for Class A shares and the period March 1, 1999 (date sales commenced) through April 30, 1999 for the Class B and Class C shares, the Class A, Class B and Class C shares paid AIM Distributors $3,394,098, $4,351 and $1,206, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $480,783 from sales of the Class A shares of the Fund's capital stock during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received $30,304 in contingent deferred sales charges imposed on redemptions of the Fund's capital stock. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1999, the Fund paid legal fees of $3,461 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999 the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $17,812 and $13,376, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $31,188 during the six months ended April 30, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1999 were $936,738,764 and $1,389,058,177, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  817,200,919
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (62,749,291)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $  754,451,628
===========================================================

  Cost of investment for tax purposes is $1,732,031,113.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                                                                    APRIL 30, 1999                 OCTOBER 31, 1998
                                                             -----------------------------   -----------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
                                                             -----------   ---------------   -----------   ---------------
Sold:
--------------------------------------------------------------------------------------------------------------------------
  Class A                                                     14,274,026   $   641,105,882    40,244,020   $ 1,856,544,416
--------------------------------------------------------------------------------------------------------------------------
  Class B*                                                       140,242         6,279,139            --                --
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        36,031         1,605,300            --                --
--------------------------------------------------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                                                        522,590        23,265,548     2,928,346       126,973,169
--------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                    (27,214,073)   (1,225,851,260)  (54,802,587)   (2,531,893,603)
--------------------------------------------------------------------------------------------------------------------------
  Class B*                                                       (11,297)         (495,077)           --                --
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (2,287)         (102,040)           --                --
--------------------------------------------------------------------------------------------------------------------------
                                                             (12,254,768)  $  (554,192,508)  (11,630,221)  $  (548,376,018)
==========================================================================================================================

* Class B and Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1999 and each of the years in the five-year period ended October 31, 1998 and for a share of Class B and Class C capital stock outstanding during the period March 1, 1999 (date sales commenced) through April 30, 1999.

                                                                                           OCTOBER 31,
                                                 APRIL 30,      -----------------------------------------------------------------
                                                    1999           1998           1997          1996          1995         1994
                                                 ----------     ----------     ----------    ----------    ----------    --------
Net asset value, beginning of period             $    40.15     $    49.97     $    44.93    $    40.13    $    28.37    $  23.85
-----------------------------------------------  ----------     ----------     ----------    ----------    ----------    --------
Income from investment operations:
    Net investment income (loss)                      (0.20)         (0.33)         (0.26)        (0.32)        (0.04)      (0.05)
-----------------------------------------------  ----------     ----------     ----------    ----------    ----------    --------
    Net gains (losses) on securities (both
      realized and unrealized)                         6.94          (7.71)          7.60          6.09         11.80        4.57
-----------------------------------------------  ----------     ----------     ----------    ----------    ----------    --------
        Total from investment operations               6.74          (8.04)          7.34          5.77         11.76        4.52
-----------------------------------------------  ----------     ----------     ----------    ----------    ----------    --------
Less distributions:
    Distributions from net realized gains             (0.39)         (1.78)         (2.30)        (0.97)           --          --
-----------------------------------------------  ----------     ----------     ----------    ----------    ----------    --------
Net asset value, end of period                   $    46.50     $    40.15     $    49.97    $    44.93    $    40.13    $  28.37
===============================================  ==========     ==========     ==========    ==========    ==========    ========
Total return(a)                                       16.84%        (16.36)%        17.35%        14.77%        41.45%      18.96%
===============================================  ==========     ==========     ==========    ==========    ==========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $2,478,232     $2,638,038     $3,864,257    $2,750,564    $2,245,554    $687,238
===============================================  ==========     ==========     ==========    ==========    ==========    ========
Ratio of expenses to average net assets(b)             1.10%(c)       1.06%          1.06%         1.11%         1.08%       1.07%
===============================================  ==========     ==========     ==========    ==========    ==========    ========
Ratio of net investment income (loss) to
  average net assets(d)                               (0.78)%(c)      (0.64)%       (0.65)%       (0.76)%       (0.19)%     (0.26)%
===============================================  ==========     ==========     ==========    ==========    ==========    ========
Portfolio turnover rate                                  44%            69%            73%           79%           52%         75%
===============================================  ==========     ==========     ==========    ==========    ==========    ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.15% and 1.09% for 1995-1994.
(c) Ratios are annualized and based on average net assets of $2,737,780,766.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.26)% and (0.28)% for 1995-1994.

                                                                 CLASS B             CLASS C
                                                              --------------      --------------
                                                              APRIL 30, 1999      APRIL 30, 1999
                                                              --------------      --------------
Net asset value, beginning of period                             $ 43.41             $ 43.41
------------------------------------------------------------     -------             -------
Income from investment operations:
    Net investment income (loss)                                   (0.06)              (0.06)
------------------------------------------------------------     -------             -------
    Net gains (losses) on securities (both realized and
     unrealized)                                                    3.09                3.09
------------------------------------------------------------     -------             -------
        Total from investment operations                            3.03                3.03
------------------------------------------------------------     -------             -------
Net asset value, end of period                                   $ 46.44             $ 46.44
------------------------------------------------------------     -------             -------
Total return(a)                                                     6.98%               6.98%
============================================================     =======             =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $ 5,988             $ 1,567
============================================================     =======             =======
Ratio of expenses to average net assets                             1.97%(b)            1.97%(b)
============================================================     =======             =======
Ratio of net investment income (loss) to average net assets        (1.65)%(b)          (1.65)%(b)
============================================================     =======             =======
Portfolio turnover rate                                               44%                 44%
============================================================     =======             =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $2,646,938 and $734,212 for Class B and Class C, respectively.

BOARD OF DIRECTORS                                OFFICERS                                     OFFICE OF THE FUND

Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                             A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Gary T. Crum                                 Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                                   TRANSFER AGENT
Director                                          Jonathan C. Schoolar
Cortland Trust Inc.                               Senior Vice President                        A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                Edgar M. Larsen                              Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Senior Vice President
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Dana R. Sutton
President, Mercantile Bankshares                  Vice President and Treasurer                 State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                       Melville B. Cox                              Boston, MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                   Mary J. Benson
of the U.S. House of Representatives              Assistant Vice President and                 Ballard Spahr
                                                  Assistant Treasurer                          Andrews & Ingersoll, LLP
Carl Frischling                                                                                1735 Market Street
Partner                                           Sheri Morris                                 Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP             Assistant Vice President and
                                                  Assistant Treasurer                          COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer             Renee A. Friedli                             Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                       Assistant Secretary                          919 Third Avenue
                                                                                               New York, NY 10022
Prema Mathai-Davis                                P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.;      Assistant Secretary                          DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,      Jeffrey H. Kupor                             A I M Distributors, Inc.
Metropolitan Transportation Authority of          Assistant Secretary                          11 Greenway Plaza
New York State                                                                                 Suite 100
                                                  Nancy L. Martin                              Houston, TX 77046
Lewis F. Pennock                                  Assistant Secretary
Attorney
                                                  Ofelia M. Mayo
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Lisa A. Moss
Limited Partnership                               Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary

                            HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering or forgery.

                               -----------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                               -----------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--



GROWTH FUNDS                           MONEY MARKET FUNDS                       A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)          AIM Money Market Fund                    leadership in the mutual-fund industry since 1976
AIM Blue Chip Fund                     AIM Tax-Exempt Cash Fund                 and managed approximately $112 billion in assets
AIM Capital Development Fund                                                    for more than 6.3 million shareholders, including
AIM Constellation Fund                 INTERNATIONAL GROWTH FUNDS               individual investors, corporate clients and
AIM Dent Demographic Trends Fund       AIM Advisor International Value Fund     financial institutions as of March 31, 1999.
AIM Large Cap Growth Fund              AIM Asian Growth Fund                        The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Equity Fund(2)(A)          AIM Developing Markets Fund(2)           is distributed nationwide, and AIM today is the
AIM Select Growth Fund(3)              AIM Europe Growth Fund(2)                10th-largest mutual-fund complex in the United
AIM Small Cap Growth Fund(2)(B)        AIM European Development Fund            States in assets under management, according to
AIM Small Cap Opportunities Fund       AIM International Equity Fund            Strategic Insight, an independent mutual-fund
AIM Value Fund                         AIM Japan Growth Fund(2)                 monitor.
AIM Weingarten Fund                    AIM Latin American Growth Fund(2)
                                       AIM New Pacific Growth Fund(2)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                  GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund       AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund           AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2)(C)             GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                       AIM Global Growth & Income Fund(2)
                                       AIM Global Utilities Fund

INCOME FUNDS                           GLOBAL INCOME FUNDS
AIM Floating Rate Fund(2)              AIM Emerging Markets Debt Fund(2)(D)
AIM High Yield Fund                    AIM Global Government Income Fund(2)
AIM High Yield Fund II                 AIM Global Income Fund
AIM Income Fund                        AIM Strategic Income Fund(2)
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund     THEME FUNDS
                                       AIM Global Consumer Products and Services
TAX-FREE INCOME FUNDS                    Fund(2)
AIM High Income Municipal Fund         AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of            AIM Global Infrastructure Fund(2)
  Connecticut                          AIM Global Resources Fund(2)
AIM Tax-Free Intermediate Fund         AIM Global Telecommunications and Technology
                                         Fund(2)(E)
                                       AIM Global Trends Fund(2)(F)


(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                            [AIM LOGO APPEARS HERE]

    INVEST WITH DISCIPLINE --Registered Trademark--